UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report   -    October 20, 2011

DIMECO, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-49639	23-2250152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

820 Church Street Honesdale, Pennsylvania		18431
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (570) 253-1970

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On October 20, 2011, the Registrant announced its unaudited results of operations for the nine months ended September 30, 2011. A copy of the related news release is being filed as Exhibit 99 to this Form 8-K. This filing, including Exhibit 99, shall be deemed to be furnished for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits: Exhibit 99 press release dated October 20, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 20, 2011	Dimeco, Inc. (Registrant)

/s/ Maureen H. Beilman
Maureen H. Beilman
Chief Financial Officer